UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 3, 2005

Capital One Auto Receivables, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-125612	31-1750007
(Commission File Numbers)	(Registrant’s I.R.S. Employer Identification Nos.)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The financial statements of Financial Guaranty Insurance Company (“FGIC”) as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K. The financial statements as of December 31, 2004 and 2003 and for the year ended December 31, 2004 and the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements for the year ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to the Capital One Auto Finance Trust 2005-C, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 are attached hereto as Exhibit 99.1.

In addition, the unaudited financial statements of FGIC as of June 30, 2005 and for the six-month periods ended June 30, 2005 and June 30, 2004 are attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(99)	Not applicable.

(99)	Not applicable.

(99)	Exhibits:

23.1	Consent of KPMG LLP

23.2	Consent of Ernst & Young LLP

99.1	Financial Statements of FGIC as of December 31, 2004 and 2003, and for each of the years ended December 31, 2004.

99.2	Financial statements of FGIC as of June 30, 2005 and for six-month periods ended June 30, 2005 and June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2005	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Al Ciafre
	Name:	Al Ciafre
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No:	Description:
23.1	Consent of KPMG LLP

23.2	Consent of Ernst & Young LLP

99.1	Financial Statements of FGIC as of December 31, 2004 and 2003, and for each of the years ended December 31, 2004.

99.2	Financial statements of FGIC as of June 30, 2005 and for the six-month periods ended June 30, 2005 and June 30, 2004.